UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 15, 2025

Commission file number: 000-03134
PARK-OHIO HOLDINGS CORP.
(Exact name of registrant as specified in its charter)

Ohio			34-1867219
(State or other jurisdiction of incorporation or organization)			(I.R.S. Employer Identification No.)

6065 Parkland Boulevard,	Cleveland,	Ohio	44124
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (440) 947-2000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

              Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $1.00 Per Share	PKOH	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 6, 2025, the Board of Directors (the “Board”) of Park-Ohio Holdings Corp. (the “Company”), upon the recommendation of the Compensation Committee of the Board, approved and adopted an amendment and restatement of the Park-Ohio Holdings Corp. 2021 Equity and Incentive Compensation Plan (the “Amended 2021 Plan”), subject to shareholder approval. On May 15, 2025, at the 2025 Annual Meeting of Shareholders of the Company (the “Annual Meeting”), upon the recommendation of the Board, the Company’s shareholders approved the Amended 2021 Plan. The Amended 2021 Plan became effective upon such shareholder approval.

The Amended 2021 Plan amends and restates in its entirety the Park-Ohio Holdings Corp. 2021 Equity and Incentive Compensation Plan (the “2021 Plan”). The Amended 2021 Plan (1) increases the number of shares of common stock, par value $1.00 per share, of the Company (“Common Stock”) available for awards under the 2021 Plan by 675,000 shares of Common Stock, (2) correspondingly increases the limit on shares that may be issued or transferred upon the exercise of incentive stock options granted under the 2021 Plan, during its duration, by 675,000 shares of Common Stock, and (3) extends the term of the 2021 Plan until the tenth anniversary of the date of shareholder approval of the Amended 2021 Plan. The Amended 2021 Plan does not make any other material changes to the terms of the 2021 Plan.

This description of the Amended 2021 Plan is qualified in its entirety by reference to the full text of the Amended 2021 Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Park-Ohio Holdings Corp. 2021 Equity and Incentive Compensation Plan (Amended and Restated Effective May 15, 2025)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Park-Ohio Holdings Corp.
(Registrant)

Dated:	May 21, 2025	/s/ Robert D. Vilsack
Robert D. Vilsack
Chief Legal and Administrative Officer, Corporate Secretary

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